UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K/A

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 2, 2007


                             AQUACELL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-16165                 33-0750453
------------------------------    -------------   ------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)


           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)


                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item. 4.01  Changes in Registrant's Certifying Accountant.

            (a)  (i)   Registrant's former accountant Wolinetz, Lafazan &
                       Company, P.C. resigned as of April 30, 2007 and
                       Registrant received such written notice on May 2, 2007.

                 (ii) The audit reports of the former accountant on the financial statements of the Registrant for each of the two most recent fiscal years for which reports were issued-June 30, 2004 and June 30, 2005-did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years, except that the former accountant's report on the Registrant's financial statements expressed substantial doubt with respect to the registrant's ability to continue as a going concern for the last two fiscal years reported.

                 (iii) The decision to resign was solely that of the former accountant into which the Board of Directors had no input.

                 (iv) There were no disagreements, whether or not resolved, with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with this report.

                       The Registrant has provided the former accountant with a copy of this report and has requested that the former accountant provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from the former accountant is attached hereto as Exhibit 16.

            (b) On May 8, 2007, KMJ Corbin & Company LLP ("KMJ") was engaged as the independent registered public accounting firm to audit the Registrant's financial statements.

                 During the Registrant's two most recent fiscal years and through May 8, 2007, neither the Registrant nor anyone on its behalf has consulted with KMJ regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by KMJ that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item. 9.01  Financial Statements and Exhibits.

            (d)  Exhibits.

                 16.  Letter re change in certifying accountant.



                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL TECHNOLOGIES, INC.

Date: May 15, 2007                          By: /s/ Karen B. Laustsen
                                            ------------------------------------
                                                    Karen B. Laustsen
						    Secretary